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EXHIBIT 32.2
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350
The undersigned hereby certifies that the Form 10-Q Quarterly Report of Quaker Chemical Corporation (the “Company”) for the
quarterly period ended June 30, 2022 filed with the Securities and Exchange

Commission (the “Report”) fully complies with the
requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2022

/s/ Shane W. Hostetter

Shane W.

Hostetter

Chief Financial Officer of Quaker Chemical Corporation